                                                                   Exhibit 99.26

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                      GROUP 3 INVESTOR PROPERTIES

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $3,228,168
Aggregate Original Principal Balance      $3,239,087
Number of Mortgage Loans                  8

                                 MINIMUM    MAXIMUM   AVERAGE (1)
                                --------   --------   -----------
Original Principal Balance      $360,000   $477,000     $404,886
Outstanding Principal Balance   $358,483   $475,746     $403,521

                                  MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                  -------   -------   --------------------
Original Term (mos)                   360      360             360
Stated Remaining Term (mos) (3)       352      356             356
Loan Age (mos) (3)                      4        8               4
Current Interest Rate               6.750%   9.150%          7.963%
Initial Interest Rate Cap           2.000%   2.000%          2.000%
Periodic Rate Cap                   1.000%   1.000%          1.000%
Gross Margin                        6.000%   6.000%          6.000%
Maximum Mortgage Rate              12.750%  15.150%         13.963%
Minimum Mortgage Rate               6.750%   9.150%          7.963%
Months to Roll (3)                     16       32              22
Original Loan-to-Value              85.00%   95.00%          90.07%
Credit Score (4)                      556      707             646

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   01/01/2035   05/01/2035

                      PERCENT OF                                PERCENT OF
LIEN POSITION       MORTGAGE POOL   YEAR OF ORIGINATION       MORTGAGE POOL
-------------       -------------   -------------------       -------------
1st Lien               100.00%      2005                          99.70%

OCCUPANCY                           LOAN PURPOSE
Investment             100.00%      Purchase                      24.45%
                                    Refinance - Cashout           75.55%

LOAN TYPE                           PROPERTY TYPE
ARM                    100.00%      Single Family Residence       60.38%
                                    Condo                         12.91%
                                    2-4 Family                    14.74%
AMORTIZATION TYPE                   Deminimus PUD                 11.97%
Fully Amortizing       100.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
6.501% to 7.000%                1         $  386,516      11.97%     6.75%      707      $386,516    90.00%        0.00%      0.00%
7.001% to 7.500%                1            372,770      11.55     7.450       556       372,770    85.00       100.00       0.00
7.501% to 8.000%                3          1,217,303      37.71     7.745       634       405,768    90.00         0.00       0.00
8.001% to 8.500%                1            475,746      14.74     8.150       670       475,746    90.00         0.00       0.00
8.501% to 9.000%                1            416,605      12.91     8.950       689       416,605    95.00       100.00       0.00
9.001% to 9.500%                1            359,229      11.13     9.150       632       359,229    90.00         0.00       0.00
                              ---         ----------     ------     -----       ---      --------    -----       ------       ----
TOTAL:                          8         $3,228,168     100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                              ===         ==========     ======     =====       ===      ========    =====       ======       ====

7.963% per annum

MORTGAGE RATES-ARM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE RATES     NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
-ARM                     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
6.501% to 7.000%                1         $  386,516      11.97%     6.75%      707      $386,516    90.00%        0.00%      0.00%
7.001% to 7.500%                1            372,770      11.55     7.450       556       372,770    85.00       100.00       0.00
7.501% to 8.000%                3          1,217,303      37.71     7.745       634       405,768    90.00         0.00       0.00
8.001% to 8.500%                1            475,746      14.74     8.150       670       475,746    90.00         0.00       0.00
8.501% to 9.000%                1            416,605      12.91     8.950       689       416,605    95.00       100.00       0.00
9.001% to 9.500%                1            359,229      11.13     9.150       632       359,229    90.00         0.00       0.00
                              ---         ----------     ------     -----       ---      --------    -----       ------       ----
TOTAL:                          8         $3,228,168     100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                              ===         ==========     ======     =====       ===      ========    =====       ======       ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.750% per annum to 9.150% per annum and the weighted average Mortgage Rate of the Mortgage Loans was 7.963% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF REMAINING                    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MONTHS TO STATED       NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
MATURITY            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
349 to 360                 8         $3,228,168     100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                         ---         ----------     ------      ----       ---      --------    -----        -----       ----
TOTAL:                     8         $3,228,168     100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                         ===         ==========     ======     =====       ===      ========    =====       ======       ====

Illegible
approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOAN            NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRINCIPAL BALANCES    MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------    --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
$350,001 to $400,000         4         $1,476,997     45.75%     7.78%      626      $369,249    88.74%       25.24%      0.00%
$400,001 to $450,000         3          1,275,425     39.51     8.109       660       425,142    91.63        32.66       0.00
$450,001 to $500,000         1            475,746     14.74     8.150       670       475,746    90.00         0.00       0.00
                           ---         ----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                       8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                           ===         ==========     ======     =====       ===      ========    =====       ======       ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $358,483 to approximately $475,746 and the average outstanding principal balance of the Mortgage Loans was approximately $403,521.

PRODUCT TYPES

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                         NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRODUCT TYPES         MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------         --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
2/28 LIBOR ARM               6         $2,452,334     75.97%     7.62%      641      $408,722    89.24%       15.20%      0.00%
3/27 LIBOR ARM               2            775,834     24.03     9.043       663       387,917    92.68        53.70       0.00
                           ---         ----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                       8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                           ===         ==========     ======     =====       ===      ========    =====       ======       ====

ADJUSTMENT TYPE

                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                  PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                    NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
ADJUSTMENT TYPE  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
ARM                     8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                      ---         ----------    ------      ----       ---      --------    -----        -----       ----
TOTAL:                  8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                      ===         ==========     ======     =====       ===      ========    =====       ======       ====

AMORTIZATION TYPE

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                      NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
AMORTIZATION TYPE  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Fully Amortizing          8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                        ---         ----------    ------      ----       ---      --------    -----        -----       ----
TOTAL:                    8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                        ===         ==========     ======     =====       ===      ========    =====       ======       ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
STATE DISTRIBUTIONS         NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OF MORTGAGED PROPERTIES  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
California                      5         $1,976,589     61.23%     7.50%      634      $395,318    89.06%       18.86%       0.00%
New Jersey                      1            416,605     12.91     8.950       689       416,605    95.00       100.00        0.00
New York                        2            834,974     25.87     8.580       654       417,487    90.00         0.00        0.00
                              ---         ----------    ------     -----       ---      --------    -----       ------        ----
TOTAL:                          8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%       0.00%
                              ===         ==========     ======     =====       ===      ========    =====       ======       ====

(1) No more than approximately 14.74% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
LOAN-TO-VALUE         NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATIOS             MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
80.01% to 85.00%          1        $  372,770     11.55%     7.45%      556      $372,770    85.00%      100.00%      0.00%
85.01% to 90.00%          6         2,438,793     75.55     7.873       653       406,466    90.00         0.00       0.00
90.01% to 95.00%          1           416,605     12.91     8.950       689       416,605    95.00       100.00       0.00
                        ---        ----------    ------     -----       ---      --------    -----       ------       ----
TOTAL:                    8        $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                        ===         ==========     ======     =====       ===      ========    =====       ======       ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 85.00% to 95.00%.

MORTGAGE INSURANCE COMPANY

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE INSURANCE     NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
COMPANY             MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Mortgage Guaranty
   Insurance Corp.         8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                         ---         ----------    ------      ----       ---      --------    -----        -----       ----
TOTAL:                     8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                         ===         ==========     ======     =====       ===      ========    =====       ======       ====

LOAN PURPOSE

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                        NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN PURPOSE         MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------         --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Refinance - Cashout         6         $2,438,793     75.55%     7.87%      653      $406,466    90.00%        0.00%      0.00%
Purchase                    2            789,375     24.45     8.242       626       394,687    90.28       100.00       0.00
                          ---         ----------    ------     -----       ---      --------    -----       ------       ----
TOTAL:                      8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                          ===         ==========     ======     =====       ===      ========    =====       ======       ====

PROPERTY TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                             NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PROPERTY TYPE             MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------             --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Single Family Residence          5         $1,949,302     60.38%     7.95%      619      $389,860    89.04%       19.12%      0.00%
Condo                            1            416,605     12.91     8.950       689       416,605    95.00       100.00       0.00
2-4 Family                       1            475,746     14.74     8.150       670       475,746    90.00         0.00       0.00
Planned Unit Development         1            386,516     11.97     6.750       707       386,516    90.00         0.00       0.00
                               ---         ----------    ------     -----       ---      --------    -----       ------       ----
TOTAL:                           8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                               ===         ==========     ======     =====       ===      ========    =====       ======       ====

DOCUMENTATION

                                AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                  NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DOCUMENTATION  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Stated                6         $2,438,793     75.55%     7.87%      653      $406,466    90.00%        0.00%      0.00%
Full                  2            789,375     24.45     8.242       626       394,687    90.28       100.00       0.00
                    ---         ----------    ------     -----       ---      --------    -----       ------       ----
TOTAL:                8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                    ===         ==========     ======     =====       ===      ========    =====       ======       ====

OCCUPANCY

                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
               NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OCCUPANCY   MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------   --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Investment         8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                 ---         ----------    ------      ----       ---      --------    -----        -----       ----
TOTAL:             8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                 ===         ==========    ======     =====       ===      ========    =====       ======       ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS AGE     NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
SUMMARY             MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
4                          7         $2,841,652     88.03%     8.13%      638      $405,950    90.08%       27.78%      0.00%
8                          1            386,516     11.97     6.750       707       386,516    90.00         0.00       0.00
                         ---         ----------    ------     -----       ---      --------    -----        -----       ----
TOTAL:                     8         $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%      0.00%
                         ===         ==========     ======     =====       ===      ========    =====       ======       ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT     NUMBER OF      BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
PENALTY TERM         MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
None                         3        $1,251,579     38.77%     8.70%      665      $417,193    91.66%       33.29%       0.00%
24 Months                    3         1,184,741      36.7     7.454       645       394,914    90.00         0.00        0.00
36 Months                    2           791,847     24.53     7.556       617       395,924    87.65        47.08        0.00
                           ---        ----------    ------     -----       ---      --------    -----        -----        ----
TOTAL:                       8        $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%       0.00%
                           ===        ==========     ======     =====       ===      ========    =====       ======       ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                           NUMBER OF      BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF CREDIT SCORES  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
551 to 575                      1        $  372,770     11.55%     7.45%      556      $372,770    85.00%      100.00%       0.00%
601 to 625                      2           798,226     24.73     7.795       615       399,113    90.00         0.00        0.00
626 to 650                      1           359,229     11.13     9.150       632       359,229    90.00         0.00        0.00
651 to 675                      2           894,823     27.72     7.916       670       447,412    90.00         0.00        0.00
676 to 700                      1           416,605     12.91     8.950       689       416,605    95.00       100.00        0.00
701 to 725                      1           386,516     11.97     6.750       707       386,516    90.00         0.00        0.00
                              ---        ----------    ------     -----       ---      --------    -----       ------        ----
TOTAL:                          8        $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%       0.00%
                              ===        ==========    ======     =====       ===      ========    =====       ======       ====

approximately 646.

CREDIT GRADE

                                AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                  NUMBER OF      BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
CREDIT GRADE   MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------   --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
1                      4        $1,693,049     52.45%     7.86%      644      $423,262    90.00%        0.00%       0.00%
2                      3         1,162,349     36.01     8.280       677       387,450    91.79        35.84        0.00
3                      1           372,770     11.55     7.450       556       372,770    85.00       100.00        0.00
                     ---        ----------    ------     -----       ---      --------    -----       ------        ----
TOTAL:                 8        $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%       0.00%
                     ===        ==========    ======     =====       ===      ========    =====       ======       ====

GROSS MARGINS

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                           NUMBER OF      BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF GROSS MARGINS  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
5.501% to 6.000%                8        $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%       0.00%
                              ---        ----------    ------      ----       ---      --------    -----        -----        ----
TOTAL:                          8        $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%       0.00%
                              ===        ==========    ======     =====       ===      ========    =====       ======       ====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 6.000% per annum to 6.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.000% per annum.

MAXIMUM MORTGAGE RATES

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MAXIMUM       NUMBER OF      BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
MORTGAGE RATES      MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------    --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
12.501% to 13.000%          1        $  386,516     11.97%     6.75%      707      $386,516    90.00%        0.00%       0.00%
13.001% to 13.500%          1           372,770     11.55     7.450       556       372,770    85.00       100.00        0.00
13.501% to 14.000%          3         1,217,303     37.71     7.745       634       405,768    90.00         0.00        0.00
14.001% to 14.500%          1           475,746     14.74     8.150       670       475,746    90.00         0.00        0.00
14.501% to 15.000%          1           416,605     12.91     8.950       689       416,605    95.00       100.00        0.00
15.001% to 15.500%          1           359,229     11.13     9.150       632       359,229    90.00         0.00        0.00
                          ---        ----------    ------     -----       ---      --------    -----        -----        ----
TOTAL:                      8        $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%       0.00%
                          ===        ==========    ======     =====       ===      ========    =====       ======       ====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.750% per annum to 15.150% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.963% per annum.

NEXT RATE ADJUSTMENT DATE

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
NEXT RATE ADJUSTMENT     NUMBER OF      BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
DATE                  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
January 2007                  1        $  386,516     11.97%     6.75%      707      $386,516    90.00%        0.00%       0.00%
May 2007                      5         2,065,819     63.99     7.785       628       413,164    89.10        18.04        0.00
May 2008                      2           775,834     24.03     9.043       663       387,917    92.68        53.70        0.00
                            ---        ----------    ------     -----       ---      --------    -----        -----        ----
TOTAL:                        8        $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%       0.00%
                            ===        ==========    ======     =====       ===      ========    =====       ======       ====

DEBT-TO-INCOME RATIOS (%)

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF DEBT-TO-INCOME     NUMBER OF      BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
RATIOS (%)               MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
25.00 or less                    4        $1,674,774     51.88%     7.57%      641      $418,693    88.89%       22.26%       0.00%
25.01 - 30.00                    1           416,605     12.91     8.950       689       416,605    95.00       100.00        0.00
30.01 - 35.00                    1           358,483      11.1     7.850       607       358,483    90.00         0.00        0.00
40.01 - 45.00                    1           419,078     12.98     7.650       671       419,078    90.00         0.00        0.00
45.01 - 50.00                    1           359,229     11.13     9.150       632       359,229    90.00         0.00        0.00
                               ---        ----------    ------     -----       ---      --------    -----        -----        ----
TOTAL:                           8        $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%       0.00%
                               ===        ==========    ======     =====       ===      ========    =====       ======       ====

TOP 5 ZIP CODES

                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                  PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                    NUMBER OF      BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
TOP 5 ZIP CODES  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
11206                    1        $  475,746     14.74%     8.15%      670      $475,746    90.00%        0.00%       0.00%
92027                    1           439,743     13.62     7.750       622       439,743    90.00         0.00        0.00
93065                    1           419,078     12.98     7.650       671       419,078    90.00         0.00        0.00
07856                    1           416,605     12.91     8.950       689       416,605    95.00       100.00        0.00
92223                    1           386,516     11.97     6.750       707       386,516    90.00         0.00        0.00
Other                    3         1,090,482     33.78     8.142       598       363,494    88.29        34.18        0.00
                       ---        ----------    ------     -----       ---      --------    -----        -----        ----
TOTAL:                   8        $3,228,168    100.00%     7.96%      646      $403,521    90.07%       24.45%       0.00%
                       ===        ==========    ======     =====       ===      ========    =====       ======       ====